UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Southwest Georgia Financial Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Southwest Georgia Financial Corporation 2020 Special Meeting FAQ’s

How do I attend the meeting?

If you are a registered or beneficial holder, please visit http://www.viewproxy.com/SouthwestGeorgiaFinancial/2020SM/VM/

This will give you virtual access to the Southwest Georgia Financial Corporation 2020 Special Meeting of Shareholders at 10:00am on March 27, 2020.

How do I register for the meeting?

Please visit http://www.viewproxy.com/SouthwestGeorgiaFinancial/2020SM/ and click “Virtual Meeting Registration”.

•	If you hold your shares in your name or have received a Notice of Internet Availability or Proxy Card, please click “Registration for Registered Holders” and enter your name, phone number, Control Number (if you have it available, you can locate it on your Notice of Internet Availability or Proxy Card) and email address.

o	Entering your Control Number is not required for registration if you do not have it available to you.

•	If you hold your shares through a bank or broker, please click “Registration for Beneficial Holders” and enter your name and email, and click submit. Then, if you have it available, please upload a copy of your legal proxy that you have obtained from your bank or broker or email it to VirtualMeeting@viewproxy.com.

When should I register for the meeting?

You can register now and up until the time of the meeting. It is best if you go to http://www.viewproxy.com/SouthwestGeorgiaFinancial/2020SM/VM/ at least 15 minutes prior to the meeting so that you are connected when the meeting begins.

I’ve submitted my registration – what happens now?

A member of our team will review your registration and you will receive an email once your submission has been confirmed. You should receive an e-mail with the meeting information as well as the dial-in information.

If you have other questions or issues, please email VirtualMeeting@viewproxy.com or call 866-612-8937

How do I vote during the meeting?

Please visit https://www.aalvote.com/SGBSM in order to vote your shares during the meeting while the polls are open.

If you are a registered shareholder, you will need your Control Number to vote your shares during the meeting. If you are a registered holder, your Control Number can be found on your Proxy Card or Notice of Internet Availability.

If you are a beneficial holder (meaning you hold your shares through a bank or broker), you will need to upload, or email to VirtualMeeting@viewproxy.com, a copy of your legal proxy that you obtained from your bank or broker to vote your shares during the meeting.

How do I access the shareholder list?

If you are a registered shareholder, you will need your Control Number to access the shareholder list during the meeting. If you are a registered holder, your Control Number can be found on your Proxy Card or Notice of Internet Availability.

If you are a beneficial holder (meaning you hold your shares through a bank or broker), you will need to upload or email to VirtualMeeting@viewproxy.com a copy of your legal proxy that you obtain from your bank or broker to access the shareholder list during the meeting.

Please visit http://www.viewproxy.com/SouthwestGeorgiaFinancial/2020SM/VM/ in order to access the shareholder list during the meeting.

Where can I find my Control Number?

•	If you hold your shares in your name or have received a Notice of Internet Availability or Proxy Card, you will find your Control Number on your Proxy Card or on your Notice of Internet Availability.

•	If you hold your shares through a bank or broker, you can find your control number on your Voting Instruction Form or Notice of Internet Availability.

I am trying to access the meeting, but I cannot get in, why?

Please be sure that you have already registered to attend the meeting here: http://www.viewproxy.com/SouthwestGeorgiaFinancial/2020SM/VM/. If you have already registered and still cannot access the meeting, be sure that you have downloaded the required software. If you are still having a problem, please e-mail VirtualMeeting@viewproxy.com or call 866-612-8937.

What if I hold multiple positions and have multiple Control Numbers, which Control Number do I use to access the Virtual Meeting?

You do not need any Control Number to access the meeting.

If you have other questions or issues, please email VirtualMeeting@viewproxy.com or call 866-612-8937

Additional Information about the Merger and Where to Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed Merger, First Bancshares has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of First Bancshares’s capital stock to be issued in connection with the merger, as amended on February 18, 2020. The registration statement was declared effective by the SEC February 19, 2020. The registration statement includes a proxy statement/prospectus. The Company commenced mailing the definitive proxy statement to shareholders on or about February 21, 2020. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FIRST BANCSHARES AND THE PROPOSED MERGER. The proxy statement/prospectus has been sent to the shareholders of the Company seeking the required shareholder approval. Investors and security holders are able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, as well as other documents filed with the SEC by First Bancshares and the Company through the web site maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, as well as other documents filed with the SEC by First Bancshares and the Company through the website maintained by the SEC at www.sec.gov. Documents filed with the SEC by First Bancshares will also be available free of charge by accessing First Bancshares’s website at https://www.thefirstbank.com/ under the menu item “Investor Relations”, then under the heading “Documents” and then under the heading “SEC Filings”. Documents filed with the SEC by the Company will also be available free of charge by accessing the Company’s website at https://www.sgb.bank/ under the heading “Investor Relations”.

Participants in the Transaction

The Company, First Bancshares and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about First Bancshares and its directors and officers may be found in the definitive proxy statement of First Bancshares relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 3, 2019. Additional information about the Company and its directors and officers may be found in the definitive proxy statement of the Company relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 18, 2019. The definitive proxy statement can be obtained free of charge from the sources described above.